UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 30, 2006

                        COMMISSION FILE NUMBER OF ISSUING
                                     ENTITY:
                                  333-131213-23

                           RALI SERIES 2006-QS15 TRUST
            ________________________________________________________
                         (EXACT NAME OF ISSUING ENTITY)

                            COMMISSION FILE NUMBER OF
                                   DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.
            ________________________________________________________
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC
            ________________________________________________________
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                       None
      (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
         OF INCORPORATION)                           IDENTIFICATION NO.)

c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN      55437
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On October 30, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15, pursuant to a Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.


Item 9.     Financial  Statements,   Pro  Forma  Financial  Information  and
Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                           Numbered
Number                                                            Exhibit Page

10.1 Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

99.1  Mortgage Loan Schedule.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ACCREDIT LOANS, INC.


                                          By:   /s/ Joseph Orning
                                             Name:  Joseph Orning
                                             Title: Vice President


Dated: October 30, 2006

EXHIBIT 10.1

Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

EXHIBIT 99.1

Mortgage Loan Schedule.